SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant:                               [X]
Filed by a party other than the registrant:            [ ]

Check the appropriate box:

[ ]         Preliminary proxy statement
[X]         Definitive proxy statement
[ ]         Definitive additional materials
[ ]         Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       Shared Technologies Cellular, Inc.
                       ----------------------------------
                (Name of Registrant as Specified in Its Charter)

                       Shared Technologies Cellular, Inc.
                       ----------------------------------
                   (Name of Person[s] Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X]      $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]      Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(4)  and
         0-11.

(1)      Title of each class of securities to which transaction applies:


(2)      Aggregate number of securities to which transaction applies:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


(4)      Proposed maximum aggregate value of transaction:

Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

(2)      Form, schedule, or registration statement no.:

(3)      Filing party:

(4)      Date filed:



                       SHARED TECHNOLOGIES CELLULAR, INC.
                        100 GREAT MEADOW ROAD, SUITE 102
                         WETHERSFIELD, CONNECTICUT 06109
                                 (860) 258-2500
                                    --------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 12, 1996
                                    --------

    The Annual Meeting of Stockholders of Shared Technologies Cellular, Inc. (the "Company") will be held at the Company's offices, located at 100 Great Meadow Road, Suite 102, Wethersfield, Connecticut 06109 on Wednesday, June 12, 1996, at 10:00 a.m., for the purpose of considering and acting upon the following matters:

    1. To elect the directors;

    2. To ratify the adoption of an amendment to the 1994 Director Option
       Plan;

    3. To reappoint Rothstein, Kass & Company, P.C. as auditors for the Company; and

    4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Pursuant to the provisions of the Company's Bylaws, the Board of Directors has fixed the close of business on April 23, 1996 as the record date for determining the stockholders of the Company entitled to notice of, and to vote at, the meeting or any adjournment thereof.

    Stockholders who do not expect to be present in person at the meeting are urged to date and sign the enclosed proxy and promptly mail it in the accompanying envelope. The proxy will not be used if you attend and vote at the meeting in person or if you revoke the proxy prior to the meeting.

                                       By Order of the Board of Directors

                                       KENNETH M. DORROS
                                       Secretary

Dated: May 23, 1996




WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.



                       SHARED TECHNOLOGIES CELLULAR, INC.
                        100 GREAT MEADOW ROAD, SUITE 102
                         WETHERSFIELD, CONNECTICUT 06109
                                 (860) 258-2500
                                    --------
             PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                    --------
                                  JUNE 12, 1996

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Shared Technologies Cellular, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on June 12, 1996 and at any adjournment of that meeting. All proxies will be voted in accordance with the instructions contained therein and, if no choice is specified, the proxies will be voted in favor of the proposals set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by giving written notice to that effect to the Secretary of the Company.

    The Board of Directors has fixed April 23, 1996 as the record date for determining stockholders who are entitled to vote at the meeting. At the close of business on April 23, 1996, there were outstanding and/or entitled to vote 4,551,952 shares of Common Stock of the Company, $.01 par value per share ("Common Stock"). Each share is entitled to one vote.

    The presence of the holders of at least one-half in interest of the shares of Common Stock of the Company entitled to vote is necessary to constitute a quorum at the meeting. Therefore, holders of not less than 2,275,977 shares of Common Stock must be present in person or by proxy for there to be a quorum. Shares of Common Stock represented by all proxies received, including proxies that withhold authority for the election of directors and/or abstain from voting on the ratification of the accountants, as well as "broker non-votes", discussed below, count toward establishing the presence of a quorum.

    Assuming the presence of a quorum, directors of the Company are elected by plurality vote of the shares of Common Stock present in person or by proxy and voting in the election of directors. Shares may be voted for or withheld from each nominee for election as a director. Shares for which the vote is withheld and "broker non-votes" will be excluded entirely and have no effect on the election of directors of the Company.

    Assuming the presence of a quorum, an affirmative vote of a majority of the shares of Common Stock present in person or by proxy and voting will be required for (i) the reappointment of Rothstein, Kass & Company, P.C. as the Company's independent auditors and (ii) the ratification of the adoption of an amendment to the 1994 Director Option Plan. As to each such matter, shares may be voted for or against the matter or may abstain from voting on the matter. Abstentions and "broker non-votes," discussed below, are not counted in determining the number of votes cast with respect to such matter.

    Under applicable rules, brokers who hold shares of the Company's Common Stock in street name have the authority to vote the shares in the broker's discretion on "routine" matters if they have not received specific instructions from the beneficial owner of the shares. Item 1, the uncontested election of directors, and Item 2, the ratification of independent auditors, are "routine" matters for this purpose. With respect to matters which are determined by the appropriate broker-dealer regulatory organization to be "non-routine," which includes Item 3 on the agenda for this meeting of the Company's stockholders, brokers may not vote shares held in street name without specific instructions from the beneficial owner. If a broker holding shares in street name submits a proxy card on which the broker physically lines out the matter (whether it is "routine" or "non-routine") or does not indicate a specific choice ("for", "against" or "abstain") on a matter that is "non-routine," that action is called a "broker non-vote" as to that matter. "Broker non-votes", whether with respect to "routine" matters, such as Item 1 on the agenda for this meeting, or "non-routine" matters, are not counted in determining the number of votes cast with respect to the matter. If a broker submits a proxy but does not indicate a specific choice on a "routine" matter, the shares will be voted as specified in the proxy card. At this meeting of the Company's stockholders, shares represented by such a proxy card would be voted for the election of the director nominees.

    The Company's Annual Report for the fiscal year ended December 31, 1995 is being mailed to stockholders with the mailing of this Notice and Proxy Statement on or about May 23, 1996.

                    MATTERS TO BE BROUGHT BEFORE THE MEETING

                              ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

    The Board of Directors currently consists of nine members. Directors serve for one-year terms, expiring at each annual meeting of the stockholders.

    All of the nominees are currently members of the Board. Unless otherwise instructed in the proxy, all proxies will be voted for the election of each of these nominees to a one-year term expiring at the 1997 annual meeting, with each to hold office until his successor has been duly elected and qualified. Stockholders who do not wish their shares to be voted for a particular nominee may so indicate in the space provided on the proxy card. Management does not contemplate that any of the nominees will be unable to serve, but in that event, proxies solicited hereby will be voted for the election of another person or persons to be designated by the Board of Directors.

    The following table and narrative sets forth information regarding the principal occupation, other affiliations, committee memberships and age for each of the nominees for director of the Company.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THESE NOMINEES.

                                             DIRECTOR
              DIRECTOR                 AGE    SINCE                  POSITION WITH COMPANY
              --------                 ---    -----                  ---------------------
Anthony D. Autorino(1)(3)              57      1989     Chairman, Chief Executive Officer and Director
Thomas H. Decker(1)(2)                 55      1994     Director
William A. DiBella(2)(3)               52      1994     Director
Vincent DiVincenzo                     46      1993     Chief Financial Officer, Treasurer and Director
Sean P. Hayes                          31      1993     Executive Vice President and Director
Ajit G. Hutheesing(1)(3)               60      1995     Director
Craig A. Marlar                        41      1996     Director
Kevin Schottlaender(2)                 36      1995     Director
Richard P. Webb (1)                    54      1995     President, Chief Operating Officer and Director

- - --------

(1) Member of the Executive Committee
(2) Member of the Audit Committee
(3) Member of the Compensation Committee

    ANTHONY D. AUTORINO has been Chairman, President and Chief Executive Officer of the Company since its formation in 1989. He has been Chairman and Chief Executive Officer of Shared Technologies Fairchild Inc. ("STFI"), which owns 39.8% of the issued and outstanding Common Stock of the Company, since he founded it in 1986, and was President of STFI from 1986 to March 1996. From

                                       2


January 1985 to January 1986, he was Chairman and Chief Executive Officer of ShareTech, a joint venture between United Technologies Corporation and AT&T. He was President of United Technologies Building System Company from 1981 to 1984 and was its Chairman and Chief Executive Officer from 1984 to 1985. Mr. Autorino joined the Hamilton Standard Division of United Technologies in 1960, holding the positions of Vice President, Executive Vice President and President of the Division. Mr. Autorino was Chairman of the firearms manufacturer Colt's Manufacturing Company, Inc. and of its parent company, CF Holding Corp. from March 1990 to March 1992. He also served as Acting Chief Executive Officer from September 1991 to December 1991. Mr. Autorino is also a director of FiberVision Corporation. Mr. Autorino serves on the board of directors of the Connecticut Children's Medical Center.

    THOMAS H. DECKER has been a director of the Company  since  September  1994.
Mr. Decker has been a director of STFI since September 1992. Since September 1992, Mr. Decker has served as a Senior Vice President-Investments of Prudential Securities. From 1981 to September 1992 he served as a Senior Vice President at Tucker Anthony Incorporated. Mr. Decker serves as a director of FiberVision Corporation.

    WILLIAM A. DIBELLA has been a director of the Company since September 1994. Mr. DiBella has been a director of STFI since 1986. Since 1981, Mr. DiBella has been a Connecticut State Senator and is currently Senate Minority Leader. Prior thereto, he served as a Senate Majority Leader and Chairman of the Finance, Revenue and Bonding Committee. Mr. DiBella was Chairman of the Metropolitan District Commission from 1977 to 1981, was a member of the Hartford City Council from 1971 to 1979 and Deputy Mayor from 1975 to 1977.

    VINCENT DIVINCENZO has been Treasurer of the Company since March 1989, Chief Financial Officer since February 1994 and a director of the Company since March 1993. He has been Senior Vice President-Administration and Finance of STFI since 1993 and Treasurer, Chief Financial Officer of STFI since 1988 and a director of STFI since 1992. He served as Vice President-Finance of STFI from 1988 until 1993. From 1987 to 1988, Mr. DiVincenzo was Controller of KCR Technology, Inc., a research and development firm. From 1982 to 1986 he was employed by Lorlin Test Systems, formerly, Eaton Corporation, last serving as Controller. Prior to 1982, Mr. DiVincenzo served as Manager of General Accounting for Interrad Corporation and for the ConDiesel Mobile Equipment Division of Condec Corporation.

    SEAN P. HAYES joined the Company in December of 1992. From December 1992 to March 1993, Mr. Hayes served as Director of Operations of the Company. In March 1993, Mr. Hayes became Executive Vice President of the Company and a Director. From 1990 to 1992 he served as director of STFI's Data Division, and from 1988 to 1990 he was Regional Business Manager for STFI's Chicago regional office. From 1986 to 1988 Mr. Hayes served as a data communications consultant for Falcon Ridge Associates, Inc.

    AJIT G. HUTHEESING has been a Director of the Company since December 1995. He has been a director of STFI since June 1994. Mr. Hutheesing is the founder, Chairman and Chief Executive Officer of International Capital Partners, Inc. ("ICP"). Prior to starting ICP in 1988, he was Chairman of the Board and Director of Corporate Finance of The Sherwood Group. Before joining Sherwood, Mr. Hutheesing was with the J. Henry Schroder Corporation from 1975 to 1986 and held the position of Vice Chairman from 1982. Prior to that time, Mr. Hutheesing spent ten years with the International Finance Corporation, a private sector investment banking arm of the World Bank. Mr. Hutheesing is Chairman of Age Wave, Inc. He also serves as a director of Counsel Corporation and Cryenco Sciences Inc. He was educated at Cambridge University in England where he received a B.S. degree in chemistry, physics and mathematics and an M.A. degree in chemical engineering. Mr. Hutheesing holds an M.B.A. degree from Columbia University.

    CRAIG A. MARLAR has been a Director of the Company since May 1996. Mr. Marlar has owned and operated a variety of businesses, including his own cellular rental business, which was acquired by the Company in April 1996 (see "Certain Relationships and Related Transactions"). Since May 1989 he has

                                       3


been President of Summit Assurance, Inc., a private investment holding company. Mr. Marlar was President of Anderson Paint Corporation, a manufacturer and retailer of paints, for the 120-day period immediately preceding a bankruptcy filing by that company in January 1995.

    KEVIN SCHOTTLAENDER has been a director of the Company since April 1995. Since March 1996, he has been a Regional Vice President of STFI. From October 1995 to March 1996 he was President of the Facilities Management Services Division of STFI. Mr. Schottlaender served as Vice President-Business Development for the Company from March 1995 to October 1995. From March 1994 to March 1995 he held the position of Vice President-Business Development of STFI. Also, from June 1994 to March 1995 he held the positions of Senior Vice President-Technology and President of the FMS Division of STFI. From 1987 to June 1994 Mr. Schottlaender was Vice President and Chief Operating Officer of Access Telecommunication Group, L.P., a shared telecommunications services provider that was acquired by STFI in June 1994.

    RICHARD P. WEBB has been a director of the Company since December 1995, when he joined the Company as its President and Chief Operating Officer. From February 1993 to December 1995 Mr. Webb was Chairman and Chief Executive Officer of Ambac B.V., an international automotive industry supplier. From May 1987 to February 1993, Mr. Webb was Chief Executive Officer of AIL Corporation, a precision machining and automotive parts supplier. He held various executive positions with United Technologies Corporation from 1981 to 1987, including a term as President of United Technologies Financial Services Corp.

BOARD AND COMMITTEE MEETINGS

    The Company established an Executive Committee, an Audit Committee and a Compensation Committee in 1995. No meetings of these committees were held in 1995.

    The Executive Committee of the Board of Directors is authorized to act on behalf of the Board of Directors when the Board is not in session. The Executive Committee is currently comprised of Messrs. Autorino, Decker, Hutheesing and Webb.

    The Audit Committee was established to provide the opportunity for direct contact between the Company's independent public accountants and the Board. The Audit Committee intends to review the effectiveness of the auditors during the annual audit, discuss the Company's internal control policies and procedures and consider and recommend the selection of the Company's independent accountants. The Audit Committee is currently comprised of Messrs. Decker, DiBella and Schottlaender.

    The Compensation Committee was established to provide recommendations to the Board regarding compensation programs of the Company. The Compensation Committee is currently comprised of Messrs. Autorino, DiBella and Hutheesing.

    During the year ended December 31, 1995, the Board of Directors held five meetings. Each of the directors attended at lest 75% of the total number of meetings of the Board of Directors held during the period in which they served on the Board, except for Mr. Schottlaender, who attended 67%, or two of the three meetings held during the period in 1995 in which he was a director.

COMPENSATION OF DIRECTORS

    Directors who are not employees of the Company or its affiliates receive cash compensation of $750 per meeting of the Board of Directors attended ($400 if attended by teleconference) and $500 for each committee meeting attended ($400 if attended by teleconference), plus reimbursement of out-of-pocket expenses for attendance at each such meeting.

    At the annual meeting, the stockholders will be asked to approve certain amendments to the formula-based stock option plan for independent directors, the 1994 Director Option Plan (the "Director Plan"), which amendments were adopted by the Company's Board of Directors, subject to stockholder approval, on January 30, 1996. (See "Proposal to Approve Amendment to Director Option Plan").

                                       4


    On September 30, 1994, the Board of Directors adopted, and the Company's stockholders approved, the Director Plan, pursuant to which 33,333 shares of Common Stock were reserved for issuance upon the exercise of Options granted to non-employee directors of the Company. The purpose of the Director Plan is to encourage ownership of Common Stock by non-employee directors of the Company whose continued services are considered essential to the Company's future and to provide them with a further incentive to remain as directors of the Company.

    The Director Plan provides for the issuance of an option to purchase 2,000 shares of the Company's Common Stock to each non-employee director, issuable at the end of each director's one-year term. Such option shall have an exercise price equal to the fair market value of the Company's Common Stock at the time of grant of such option.

              PROPOSAL TO APPROVE AMENDMENT TO DIRECTOR OPTION PLAN
                             (ITEM 2 ON PROXY CARD)

    Pursuant to the Director Plan, 33,333 shares of Common Stock are reserved for issuance upon the exercise of Options granted to non-employee directors of the Company. The Director Plan provides for the issuance of an option to purchase 2,000 shares of the Company's Common Stock to each non-employee director, issuable at the end of each director's one-year term. Such option shall have an exercise price equal to the fair market value of the Company's Common Stock at the time of grant of such option.

    The Board of Directors is recommending approval of a proposal to amend the Director Plan as follows: (i) to change the annual issuance date to the commencement of the directors' one-year term, rather than the conclusion of such term, and (ii) to approve the issuance of options under the Director Plan for the 1995-96 directors' term to be effective as of December 31, 1995.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

                 RATIFICATION OF CHOICE OF INDEPENDENT AUDITORS
                             (ITEM 3 ON PROXY CARD)

    The Board of Directors has appointed Rothstein, Kass & Company, P.C., independent auditors, to audit the books, records and accounts of the Company for the 1996 fiscal year. This selection is being presented to the stockholders for ratification at the Annual Meeting of Stockholders.

    Rothstein, Kass & Company, P.C. has no direct or indirect material financial interest in the Company or its subsidiaries. Representatives of Rothstein, Kass & Company, P.C. are not expected to be present at the Annual Meeting of Stockholders.

    Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise. Ratification by the stockholders is not required. If the proposal is not approved by the stockholders, the Board of Directors will not change the appointment for fiscal 1996, but will consider the stockholder vote in appointing auditors for fiscal 1997.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

                               EXECUTIVE OFFICERS

    The following table sets forth certain information concerning the executive officers of the Company who are not also directors. The executive officers are elected annually by the Board of Directors following the Annual Meeting of Stockholders and serve at the discretion of the Board.

                                             OFFICER
                NAME                   AGE    SINCE                 POSITION WITH COMPANY
                ----                   ---    -----                 ---------------------
Kenneth M. Dorros                      36     1989     Vice President, General Counsel and Secretary
Ismael Pinho                           37     1995     Controller

                                       5


    KENNETH M. DORROS has been Secretary of the Company since 1989 and has served as Vice President and General Counsel since April 1995. Mr. Dorros was a director of the Company from 1989 to 1990. He is Senior Vice President, General Counsel and Secretary of STFI, of which he has been General Counsel since June 1986, Secretary since 1987, a Vice President from 1992 until 1996 and a Senior Vice President since February 1996. Prior thereto, he was Assistant General Counsel of ShareTech since 1985. A graduate of Lehigh University, Mr. Dorros received his law degree from the Fordham University School of Law. He is admitted to the bars of New York and Connecticut.

    ISMAEL PINHO joined the Company as its Controller in May 1995. From October 1990 to May 1995 he was Controller of F.L. Roberts & Company, Inc. a retailer and distributor of petroleum products. Mr. Pinho was Controller of Shapiro Equipment, a construction equipment company, from 1986 to 1990.

                          EXECUTIVE COMPENSATION

1. REPORT OF THE COMPENSATION COMMITTEE

    The Compensation Committee of the Board of Directors (the "Committee") is responsible for establishing the compensation, including bonus and incentive arrangements of the Company's Chief Executive Officer and to consider and approve or modify the recommendations of the Chief Executive Officer as to the proposed compensation of each executive officer of the Company and its operating subsidiaries. However, currently the Chief Executive Officer receives cash compensation only from the Company's parent company, Shared Technologies
Fairchild Inc. ("STFI"), in connection with the Company's Management Agreement with STFI (see "Certain Relationships and Related Transactions").

    The Committee makes appropriate recommendations concerning executive compensation, and reports to the Board of Directors. Under the supervision, approval and review of the Committee, the Company's compensation policies and programs are designed to motivate, retain and attract management with incentives linked to financial performance of the Company and the value that is delivered to its shareholders. Specifically, the Company's policies and programs endeavor to (i) link executive compensation to sustainable increases in the financial performance of the Company, where possible and where not possible, preservation or realization of shareholder value; (ii) provide rewards contingent upon Company performance; (iii) differentiate compensation based upon individual contribution, (iv) promote teamwork among executives and other Company employees; and (v) encourage the retention of a sound management team.

    The Company's objective is to manage the total cash compensation to provide median levels of cash compensation at average levels of corporate and individual performance. Cash compensation consists of two components: (i) a base salary that is competitive with that of other companies paying at the median level of the market, and (ii) an annual incentive opportunity that is variable and is reflective of the financial performance of the Company and the individual performance of the executive officer. When high levels of performance are achieved the level of cash compensation may exceed the median of the market. Conversely, when the Company or the individual falls short of the predetermined goals, the level of cash compensation may be substantially below the market median. The objective of this mix is to deliver total annual cash compensation competitive with compensation offered at other companies facing similar challenges for similar positions, while simultaneously linking the payment of the annual cash incentive of the achievement of specific objectives in the Company's annual operating plan as approved by the Board.

    The award and size of any performance bonus are based upon (i) the executive officer's performance against individual goals; and (ii) the performance of the Company against Company goals. Goals vary from year to year and, with regard to individual goals of executive officers, usually include

                                       6


both quantitative and qualitative factors. The Committee also occasionally awards special bonuses in connection with extraordinary transactions by the Company. The bonuses generally are awarded to individuals who make significant contributions towards consummation of the transactions.

    The Committee believes that stock option grants serve as a desirable long-term method of compensation because they closely ally the interests of management with the preservation and enhancement and realization of stockholder value and serve as an additional incentive to promote the success of the Company.

    The Committee believes that the total compensation program for executives of the Company is on a level with the compensation programs provided by other companies facing similar challenges.

                                            Respectfully submitted,

                                            Anthony D. Autorino
                                            William A. DiBella
                                            Ajit G. Hutheesing



2. RECOMMENDATIONS OF THE CHIEF EXECUTIVE OFFICER

    The Chief Executive Officer recommends to the Committee the proposed compensation (other than his own) of each executive officer of the Company.

    In making his evaluation of the performance of an executive officer in his or her area of responsibility, and in formulating his recommendation to the Committee, while the Chief Executive Officer adheres to the criteria and principles enunciated in the Committee's report set forth above, he relies most heavily on the following criteria used by the Committee:

    (a) the executive's influence on the performance of the Company through his or her management skills;

    (b) the executive's skill in long range planning for the Company's future growth and activities; and

    (c) the manner in which the executive positions the Company to succeed in the future.

                                            Respectfully submitted,

                                            Anthony D. Autorino
                                            Chairman and Chief Executive Officer

    The following table sets forth the annual and long-term compensation awarded or paid to or earned by the Company's Chief Executive Officer for the fiscal years ended 1995, 1994 and 1993. No other executive officer of the Company received compensation in excess of $100,000 in any of such years.

                                       7


                           SUMMARY COMPENSATION TABLE

                                                                                           LONG-TERM
                                     ANNUAL COMPENSATION                              COMPENSATION AWARDS
                                     -------------------                              -------------------
                                                                                        SECURITIES
                                                                                          UNDER-
                                                                           RESTRICTED     WRITING
                                           SALARY   BONUS   OTHER ANNUAL      STOCK       OPTIONS       ALL OTHER
   NAME AND PRINCIPAL POSITION      YEAR    ($)      ($)    COMPENSATION     AWARDS         (#)      COMPENSATION($)
   ---------------------------      ----    ---      ---    ------------     ------         ---      ---------------
Anthony D. Autorino                 1995      --       --         --           --            --             (a)
  Chairman, and Chief Executive     1994      --       --         --           (a)           --             (a)
  Officer                           1993      --       --         --           --            --             (a)

- - --------

(a) The Chief Executive Officer, Anthony D. Autorino, is paid by the Company's parent company, Shared Technologies Fairchild Inc., of which he is Chairman and Chief Executive Officer, in accordance with the Management Agreement described in "Certain Relationships and Related Transactions". In 1995 and 1994, Mr. Autorino received compensation only in the form of stock options and stock grant, as set forth below, and in 1993 he did not receive any compensation from the Company. In 1995, Mr. Autorino received options to purchase 25,000 shares of the Company's Common Stock at an exercise price of $3.128 per share (the then-current fair market value of the Common Stock) and in 1994 he received options to purchase 33,333 shares of Common Stock at an exercise price of $3.675 per share (the then-current fair market value of the Common Stock) and a grant of 62,764 shares of Common Stock having an estimated value of $5,000 at the time of such grant on January 1, 1994. In 1993, Mr. Autorino did not receive any options. Additionally, in 1995, Mr. Autorino received from STFI an option to purchase 60,000 shares of the Company's Common Stock owned by STFI at an exercise price of $2.50 per share.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

    The following table sets forth information concerning the grant of stock options made during the fiscal year ended December 31, 1995 to the Chief Executive Officer.


                                    NUMBER OF    % OF TOTAL                              POTENTIAL REALIZABLE
                                    SECURITIES    OPTIONS                                  VALUE AT ASSUMED
                                    UNDERLYING   GRANTED TO                                 RATES OF STOCK
                                     OPTIONS     EMPLOYEES    EXERCISE OR                 PRICE APPRECIATION
                                     GRANTED     IN FISCAL     BASE PRICE   EXPIRATION      FOR OPTION TERM
              NAME                    (#)(A)      YEAR(B)        ($/SH)        DATE          5%($)/10%($)
              ----                    ------      -------        ------        ----          ------------
Anthony D. Autorino                   25,000         30          $3.125       8/31/05      $49,132/$124,511

- - --------

(a) Options to acquire shares of Common Stock of the Company granted pursuant to the Company's 1994 Stock Option Plan. All options are exercisable at a price equal to the fair market value of the Common Stock of the Company on the date of the grant.

(b) Based on a total of 81,000 options granted during the fiscal year ended December 31, 1995.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES


                                                      NUMBER OF UNEXERCISED        VALUE OF UNEXERCISED
                                                           OPTIONS/SARS         IN-THE-MONEY OPTIONS/SARS
                                                      AT FISCAL YEAR-END(#)       AT FISCAL YEAR-END($)
                       NAME                         EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
                       ----                         -------------------------   -------------------------
Anthony D. Autorino                                       22,222/36,111                   $0/0

                                       8


                              SECURITIES OWNERSHIP

    The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of May 17, 1996 by (i) all directors of the Company, (ii) the Chief Executive Officer of the Company,(iii) all directors and officers of the Company as a group, and (iv) each person known by the Company to own beneficially more than five percent of the outstanding shares of the Company's Common Stock.

                                                                                       PERCENTAGE OF
                                                                  NUMBER OF SHARES      COMMON STOCK
                   NAMES AND ADDRESSES(1)                      BENEFICIALLY OWNED(2)    OUTSTANDING
                   ----------------------                      ---------------------    -----------
DIRECTORS AND EXECUTIVE OFFICERS
Anthony D. Autorino                                                     85,986(a)            1.9%
  Chief Executive Officer and Director
Thomas H. Decker                                                         2,000(b)            *
  Director
William A. DiBella                                                       2,000(c)            *
  Director
Vincent DiVincenzo                                                      42,492(d)            *
  Treasurer, Chief Financial Officer, and Director
Sean P. Hayes                                                           53,603(e)            1.2%
  Executive Vice President and Director
Ajit Hutheesing                                                        152,000(f)            3.2%
  Director
Craig A. Marlar                                                        600,000(g)           12.2%
  Director
Kevin Schottlaender                                                          0               *
  Director
Richard P. Webb                                                              0               *
  President, Chief Operating Officer and Director
All directors and officers as a group (11 persons)                     972,075(h)           19.0%

FIVE PERCENT STOCKHOLDERS
Shared Technologies Fairchild Inc.                                   1,832,070              39.8%
  100 Great Meadow Road
  Wethersfield, CT 06109
Summit Assurance, Inc.                                                 600,000(i)           12.2%
  777 E. Taquitz Kenyon Way, Suite 333
  Palm Springs, CA 92262

- - --------

 *  Less than 1%

(1) The mailing address of each of the Company's directors and executive officers is c/o the Company, 100 Great Meadow Road, Wethersfield, CT 06109.

(2) Except as otherwise specifically noted, the number of shares stated as being owned beneficially includes shares believed to be held beneficially by spouses and minor children. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Each stockholder possesses sole voting and investment power with respect to the shares listed opposite such stockholders' name, except as otherwise indicated.

(a) Includes 22,222 shares currently issuable upon exercise of options. Also includes 1,000 shares owned beneficially by Mr. Autorino's spouse, as to which Mr. Autorino disclaims beneficial ownership.

(b) Includes 2,000 shares currently issuable upon exercise of options.

(c) Includes 2,000 shares currently issuable upon exercise of options.

(d) Includes 11,111 shared currently issuable upon exercise of options.

                                       9


(e) Includes 22,222 shares currently issuable upon exercise of options.

(f) Includes  2,000 shared  currently  issuable upon  exercise of options.  Also includes warrants to purchase 150,000 shares, which warrants are owned beneficially by International Capital Partners, Inc., of which Mr. Hutheesing is Chairman and Chief Executive Officer.

(g) Includes 300,000 shares currently issuable upon exercise of warrants, which are owned beneficially by Summit Assurance, Inc., of which Mr.
    Marlar is the sole director and officer.

(h) Includes 70,444 shares currently issuable upon exercise of options and 450,000 shares currently issuable upon exercise of warrants.

(i) Includes 300,000 shares currently issuable upon exercise of warrants. See note (g) and related information in table.

                          CUMULATIVE SHAREHOLDER RETURN

    The following graph and chart compare the cumulative annual stockholder return on the Company's Common Stock over the period commencing April 21, 1995 (the date of the Company's initial public offering and the date that Company's Common Stock commenced trading on Nasdaq) through December 29, 1995 to that of the Center for Research in Securities Prices ("CRSP") Total Return Index for the Nasdaq Stock Market ("U.S. Companies") and the CRSP Total Return Index for the Standard Industrial Classification Codes 4810-4819 Telephone Communications ("SIC Code Index") assuming the investment of $100 on April 21, 1995. In calculating total annual stockholder return, reinvestment of dividends is assumed. The stock performance graph and chart below are not necessarily indicative of future price performance.

LINE GRAPH

Line graph shown using the plot points in table below:

                         12/31/90   12/31/91   12/31/92   12/31/93   12/30/94   12/29/95
                         --------   --------   --------   --------   --------   --------
Shared Technologies
 Cellular                                                                        $ 33.7
Nasdaq                     $43.5      $69.8      $81.2     $ 93.3      $91.2     $128.9
SIC Code Index             $43.4      $61.0      $76.6     $114.6      $90.2     $124.0

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    On April 27, 1996, the Company acquired certain assets of its only franchisee and licensee in order to expand the Company's operations to Florida, Nevada, Arizona and California (beyond its current operations in Los Angeles). The principal stockholder of the various corporate entities from which the Company purchased such assets, Craig A. Marlar, was elected to the Company's Board of Directors on

                                       10


May 15, 1996 pursuant to the terms of the purchase agreement. The purchase price for such assets consisted of a combination of cash and securities of the Company and the assumption of certain liabilities, which in the aggregate represented a purchase price of approximately $3.5 million.

    On December 29, 1995, the Company effected a $3 million private placement of certain preferred stock of the Company. The shares were sold to certain investors represented by ICP Investments, Inc. ("ICP"), an affiliate of International Capital Partners, Inc. ("Partners"). A director of the Company, Mr. Hutheesing, is Chairman and Chief Executive Officer of Partners. In connection with the offering, ICP received a fee of $300,000 and a warrant to purchase 150,000 shares of the Company's Common Stock at an exercise price of $2.50 per share, subject to certain adjustments. On May 14, 1996, all 300,000 shares of such preferred stock were converted into an aggregate of 1,146,450 shares of the Company's Common Stock.

    The Company is a party to a Management Agreement with its parent company, STFI, pursuant to which STFI has agreed to provide the Company general management and administrative services in the legal, financial, MIS, personnel, marketing and public relations areas, as well as the specific management services of Messrs. Autorino, DiVincenzo and Dorros. The Management Agreement expires December 31, 1996, unless sooner terminated at the discretion of the Company, In consideration for such services, the Company has agreed to pay STFI a fee of $25,000 per month, subject to certain restrictions and limitations, including that no such fee shall be payable for any month in which the Company incurs a pre-tax loss.

                                 OTHER MATTERS

    The Board of Directors does not know of any other matters which may come before the Annual Meeting of Stockholders. However, if any other matters are properly presented at the Annual Meeting of Stockholders, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

    All costs of solicitations of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for out-of-pocket expenses thereby incurred.

                              STOCKHOLDER PROPOSALS

    Any stockholder desiring to present a proposal for consideration at the Company's next annual meeting of stockholders, which is currently scheduled to be held on May 29, 1997, must submit the proposal to the Company so that it is received at the principal executive offices of the Company, 100 Great Meadow Road, Wethersfield, Connecticut 06109, on or before January 28, 1997. Any stockholder desiring to submit a proposal should consult applicable regulations of the Securities and Exchange Commission.

                             ADDITIONAL INFORMATION

    In accordance with the provisions of Item 405 of Regulation S-K, the Company knows of no delinquent filings under Section 16(a) of the Exchange Act during the fiscal year ended December 31, 1995.

                                    FORM 10-K

    A COPY OF THE COMPANY'S FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, SHARED TECHNOLOGIES CELLULAR, INC., 100 GREAT MEADOW ROAD, SUITE 102, WETHERSFIELD, CONNECTICUT 06109.

                                       11




                       SHARED TECHNOLOGIES CELLULAR, INC.
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned hereby appoints Anthony D. Autorino and Richard P. Webb, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Shared Technologies Cellular, Inc. held of record by the undersigned on April 23, 1996 at the Annual Meeting of Stockholders to be held on June 12, 1996, or any adjournment thereof.

    This proxy when properly executed will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" proposals 1, 2, 3 and 4.

    Please sign exactly as name appears on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title of such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by general partner or other authorized person.

1. To elect the directors.
    [ ] FOR all nominees.      [ ] WITHHELD from all nominees.
    FOR, except vote withheld from the following nominee(s):

   -----------------------------------------------------------------------------

2. To ratify the adoption of an amendment to the 1994 Director Option Plan.
                                                 [ ] FOR [ ] AGAINST [ ] ABSTAIN

3. To reappoint Rothstein, Kass and Company, P.C. as auditors for the Company.
                                                 [ ] FOR [ ] AGAINST [ ] ABSTAIN

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

      (PROXY IS CONTINUED AND IS TO BE SIGNED AND DATED ON THE OTHER SIDE)



       ACCOUNT NUMBER            NUMBER OF VOTES        PROXY NO.

                                               Dated:                     , 1996
                                                     ---------------------

                                               ---------------------------------

                                               ---------------------------------
                                                         (Signatures)

                                               ---------------------------------

                                               ---------------------------------
                                                          New Address

  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY AND USE THE ENCLOSED ENVELOPE.